TEMPLE REVIEWED • • Second Quarter 2023 Results August 9, 2023 • Sustained progress toward 2023 strategic objectives, reflecting focus on growing the business pipeline and ensuring readiness to deliver on commitments to existing customers • NuScale’s Standard Design Approval application accepted for review in July 2023 by the U.S. Nuclear Regulatory Commission (NRC), accomplishing a 2023 NuScale strategic objective • Senior leadership updates made to further enhance organization’s transition into commercialization • Received global public-private commitment from the Biden administration and multinational partners to provide up to $275 million to advance the deployment of a NuScale VOYGR™ small modular reactor (SMR) power plant in Romania • Signed a Memorandum of Understanding (MOU) with Nucor Corporation to explore deployment of NuScale’s VOYGR SMR power plants to provide baseload electricity to Nucor’s electric arc furnace (EAF) steel mills • Doosan Enerbility continued to produce forgings and materials associated with the manufacture of the first NuScale Power Modules™ • Benchmarked research demonstrates advanced capabilities of NuScale VOYGR SMR power plants to support a wide variety of industrial heat applications, a first for light water reactor technology As we continue to move closer to the commercialization of our SMRs, NuScale has already successfully surmounted several of the largest challenges new technologies face: the hurdles of testing, validation and milestone regulatory approvals. Further, we have entered the manufacturing phase, putting us truly in a class of one in our industry. As we look to the future, we are encouraged by the growing interest in the many applications of our technology from major industrial companies, utilities, local governments and others seeking 24/7 clean, reliable energy and process heat.” JOHN HOPKINS President and Chief Executive Officer

Second Quarter 2023 Results 2 BUSINESS UPDATE HIGHLIGHTS • As part of broader leadership update to support company transition to commercialization, Robert Ramsey Hamady has joined the leadership team as Chief Financial Officer, joining the recent addition of Chief Operations Officer Carl Fisher and Clayton Scott’s elevation to Chief Commercial Officer. • Progressed Standard Design Approval (SDA) application for a VOYGR™-6 SMR power plant with the application’s acceptance for review by the NRC, and received a schedule for an anticipated 24-month review process. This achieves one of NuScale’s five 2023 strategic objectives. The uprated 77 MWe module will support the capacity needs of a wider range of customers. • Made progress on the Carbon Free Power Project (CFPP), including the project submitting a Limited Work Authorization to the NRC for review and approval, continuing to advance the Combined License application toward submission, which remains on schedule, and developing a Class 2 cost estimate for the project. In addition, House and Senate FY24 appropriation bills fully fund CFPP for FY2024 The current House and Senate FY24 appropriation bills would fully fund CFPP for FY2024, subject to the reconciliation process and being signed into law. • Received support to advance Romania’s RoPower project into the next phase, including global public- private funding commitments from the Biden administration and other partners. The funding is expected to support procurement of long lead materials, Phase 2 Front-End Engineering and Design work, provision of project management expertise, site characterization, regulatory analyses, and the development of site- specific schedule and budget estimates for project execution. • Signed a MOU with Nucor, the largest and most diversified steel and clean steel products company in North America. As part of the agreement, the companies will evaluate site suitability, transmission interconnection capabilities and capital costs for potential NuScale VOYGR plants to power Nucor EAF steel mills as well as explore an expanded manufacturing partnership. • Continued production of NuScale Power Module forgings to support manufacturing later this year, marking an important step in bringing NuScale closer to product delivery. • Showcased new research that details NuScale’s expanded capabilities to reduce emissions and aid decarbonization efforts within the industrial sector. Steam generated by a single NuScale Power Module can be efficiently compressed and heated to produce high temperature and high-pressure steam at commercial scale. This means a wider variety of high-temperature industrial processes could be powered and decarbonized using a VOYGR SMR power plant. FINANCIAL UPDATE • Strong balance sheet with cash and cash equivalents of $214.6 million ($60.2 million of which is restricted), and no debt. • Revenue of $5.8 million and net loss of $29.7 million for the three-month period ended June 30, 2023, compared to revenue of $2.7 million and a net loss of $21.4 million, respectively, for the same period in 2022. • Remaining fiscal year 2024 appropriations for the U.S. Department of Energy’s NuScale award remains achievable. This is the final year of the award.

Second Quarter 2023 Results 3 • Fully diluted share count of 260.9 million shares as of June 30, 2023, is comprised of 74.0 million shares of Class A Common Stock outstanding, 154.7 million shares of Class A Common Stock issuable upon the exchange of NuScale LLC Class B Units, 28.9 million shares of Class A Common Stock issuable upon the exercise of outstanding stock options and warrants, and 3.3 million time-based awards that vest between one and three years. CONFERENCE CALL NuScale will host a conference call at 5:00 p.m. Eastern Time on Wednesday, August 9, 2023, which will be webcast live and can be accessed at https://www.nuscalepower.com/en/investors/events. The call will also be accessible by telephone at (888) 550-5460 (U.S./Canada). The conference ID is 4347254. A replay of the webcast will be available for 30 days. A replay of the call will be available by telephone for one week. ABOUT NUSCALE POWER CORPORATION NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The company’s groundbreaking VOYGR™ SMR plants are powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well- positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. Founded in 2007, NuScale is headquartered in Portland, Ore. To learn more, visit NuScale Power’s website or follow us on, Facebook, LinkedIn, Instagram, X and YouTube. CONTACTS Investor and Media Contacts Investor inquiries: Scott Kozak, NuScale Power skozak@nuscalepower.com Media inquiries: Diane Hughes, NuScale Power media@nuscalepower.com

Second Quarter 2023 Results 4 Forward Looking Statements This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the severity and duration of the COVID-19 pandemic and actions by governments, businesses and individuals in response to the pandemic, including the duration and severity of economic disruptions; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics, public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives; risks related to provisions of our convertible preferred stock; and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors (a) set forth in the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s prospectus dated and filed with the U.S. Securities and Exchange Commission (“SEC”) on July 1, 2022, which is part of the registration statement on Form S-1 declared effective by the SEC on June 30, 2022, in the section entitled “Risk Factors,” (b) set forth in the section entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company quarterly report on Form 10-Q filed with the SEC on August 12, 2022, and under similar headings in subsequent filings with the SEC, and (c) associated with companies like the Company that operate in the energy industry. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events.